       LEGG MASON
       -------------------------------------------------------------------------
       VALUE TRUST, INC.

                       ---------------------------------------------------------
                         QUARTERLY REPORT TO SHAREHOLDERS
                         December 31, 2002
                         Institutional and Financial Intermediary Classes
                       ---------------------------------------------------------

                                         [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  The following table summarizes key statistics for the Institutional and Financial Intermediary Classes of the Legg Mason Value Trust as of December 31, 2002:

                                                  Total Return(A)
                                              -----------------------
                                              3 Months      12 Months
                                              --------      ---------
Value Trust
  Institutional Class                         +13.68%        -18.06%
  Financial Intermediary Class                +13.62%        -18.31%
Lipper Large-Cap Core Funds(B)                 +6.61%        -23.49%
Standard & Poor's 500 Stock Composite
  Index(C)                                     +8.44%        -22.10%

  As these figures indicate, the Value Trust substantially outperformed its benchmarks in the latest three- and twelve-month periods. However, the Fund's strong comparative results, and the fact that its investment returns have now been superior to those of the Standard & Poor's 500 Stock Composite Index for twelve consecutive years, are tempered by the fact that shareholders again experienced a loss in 2002.

  In his comments on the following pages, Bill Miller discusses reasons for optimism going forward, with the caveat that the geopolitical situation remains the chief threat to positive returns. Nancy Dennin then describes recent portfolio activity in the Fund. A table showing detailed short- and long-term performance comparisons appears at the beginning of her comments.

      Sincerely,


         /s/ JOHN F. CURLEY, JR.            /s/ MARK R. FETTING
         John F. Curley, Jr.                Mark R. Fetting
         Chairman                           President

January 21, 2003

---------------

(A) Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders. Past performance does not predict future performance.

(B) Average of the 1,000 funds comprising the Lipper universe of large-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. Large-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

(C) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

Portfolio Managers' Comments
Fourth Quarter 2002

Market Commentary

  In the fourth quarter, the U.S. economy's growth "appeared to stall," according to The Wall Street Journal, oil and gold prices rose in response to the continuing build-up to possible war with Iraq, the North Korean nuclear stand-off worsened, and Venezuela was gripped by a general strike, further disrupting oil markets. Stocks, though, climbed over 8%, catching most money managers poorly positioned for a rally amidst all the gloomy news. Fewer than 20% of actively managed U.S. equity funds outperformed the market in the quarter; for the year about 45% of funds outperformed.

  As the market continued to move lower over the course of the year, managers used the brief, counter-trend rallies to reduce risk by shifting their holdings to lower-volatility, "safer" names. Going into the fourth quarter of the third straight calendar year of decline, it appeared that portfolio managers had become inured to loss, and believed that the downward trend, firmly established, would continue. No reason to expect the end of the bear market with so many "uncertainties."

  Certainty belongs to mathematics, not to markets, and anyone who awaits clarity, visibility, or the diminution of uncertainty pays a high price for a chimera. Managements still bemoan the lack of visibility in their markets, or in the economy, as if there ever was such a thing. When they speak about a lack of visibility, all they mean is that they don't like what they see. The money manager's analogue is "uncertainty." Since the market reflects all available information (how could it not?), what is not in the market is the unknown. The operative question does not involve trying to figure out what is going to happen, but how the investor's expectations differ from those embedded in the market. One may have the future pegged exactly, but unless it's a different future from the one the market foresees, it will be of no value to the investor. No matter what the news, good or bad, if it's in the papers, it's in the price. The only question for the investor trying to add value is: What is discounted?

  The equity investor cannot avoid or evade the question: Every position in the portfolio will add value if the investor's expectation is closer to what actually happens than what the market believes will happen, and will destroy value if the market's view is more accurate.

  The first duty of the investor or analyst is to figure out what is embedded in the price, what is discounted. The failure to address that question is the main source of the poor relative results of most money managers and the general lack of value provided by the opinions of analysts. Analysts (especially sell-side analysts) typically comment on a company's results and outlook, and seem to assume that good results and a good outlook merit a positive rating, and poor results, "missing the numbers," or a variety of "uncertainties" warrant a neutral or worse stance. Unless an analyst explicitly addresses the expectations embedded in the stock and then clearly explains how his or her view differs from what the market's implied expectations are, one can be sure that any relation between the rating and the subsequent performance of the stock is pure accident.

  One sell-side firm a few weeks ago upgraded Kodak, one of our largest positions, and at the same time downgraded Home Depot, one of our new positions. What made this illustrative and typical is that the upgrade was after Kodak had been the best performing stock in the Dow for the prior 12 months, while the downgrade was after Home Depot had been the worst. The investor would have been well served if the ratings changes, upgrading Kodak and downgrading Home Depot, had taken place a year ago. But a year ago Home Depot had record earnings and a wonderful outlook, and Kodak was fraught with uncertainties about the outlook for film demand and pricing and the threat from digital. If such actions were isolated, they would merit no comment. They are commonplace and stem from a common error.

  The characteristic behavior of analysts is to confuse current results, outlook and trend with investment merit. It is also why the proposed solution to the perceived failures of research during the Internet and tech mania will be an expensive waste of effort, at least if the objective is to improve the relation between opinions and subsequent results. Making research independent of investment banking, or funding independent research, at best will remove the incentive-caused bias that may have afflicted some analysts, but unless there is a fundamental change in research methodology it will not improve investment results for individuals or anyone else paying attention to analysts' opinions.

  Indeed, any attempt to make the aggregate opinions of sell-side research of investment value is as silly as trying to mandate that buy-side portfolio managers as a whole outperform the market. Sell-side research is valuable systemically because it makes the markets more efficient, not because it expresses opinions of investment value. It hastens the rapid assimilation of new information into market prices. It performs the same function as press releases, earnings reports, CNBC, or the national news and business media: all are mechanisms for market efficiency.

  I am not an apologist for a simple-minded academic view about the efficiency of capital markets. If markets reflect all available information, it does not follow that they reflect it accurately, or that prices are somehow "correct." It is just that whatever information the investor has, the market has as well. In order to earn an excess return, one has to assess that information differently from the way it is embedded in market pricing. Whether making an investment, or an investment recommendation, unless it is predicated on the difference between what you expect and what the market expects, the outcome will just be noise.

  The market got off to a fast start in calendar 2003 before faltering as conflict with Iraq loomed closer. After a good October and November, December had its worst result since the early 1930s. Those who squint hard at such things have pronounced the January early warning indicator positive. The bears remain bearish and the bulls bullish.

  I think the odds favor a solid year after three bad ones. That is based not just on the rarity of four consecutive down years as a matter of market history, but on the difference between valuation - what's in the price - and what I think is likely to happen as the year unfolds. Unpredictability increases with time. As Ben Graham noted, the market is not unaware of the prospects of most companies looking out six months or so. Analysts would generally increase their value if they thought less about the outlook for the next six months to a year, and more about what, in a year, the outlook will likely be for the six months or year after that. The returns we will earn over the next year will be due largely to the difference between what today's prices imply about our companies' prospects over the next twelve months, and what the 2004 prospects look like a year from now.

  For the first time in many years, all the indicators of a better economy and a better market are aligned. Fiscal policy is stimulative and is likely to get more so with additional tax cuts on the way. Interest rates are low and monetary policy is accommodative, and it will stay that way until the economy and profits are doing a lot better. The dollar is falling, making our goods cheaper abroad, and the stock market has been rising the past four months, improving the wealth and the mood of the country. Banks are rolling over debt, bond spreads are narrowing, especially high yield spreads, merger and acquisition activity is picking up, and even the IPO market is starting to stir.

  Investing is about probabilities, not certainties, and the probabilities seem to be lining up in favor of an economy that gathers strength as the year progresses, with business capital spending taking over from a satiated, debt-laden, and aging consumer. The market appears skeptical 2003 will bring a sustained recovery with solidly rising profits, at least judging by how portfolios are positioned.

  The character of this rally differs from those we saw during the past three years. In those rallies, as noted above, investors took the opportunity to shed risk. Since October, they have used pull-backs to add risk. That is why high yield spreads have narrowed and it is why the rally has been led by tech and telecom, the two sectors where risk is most prevalent. Most investors are still too risk-averse, and are short risk relative to the market. Only one of the ten largest actively managed mutual funds beat the market in the fourth quarter, whereas nine of the ten outperformed for the first nine months of the year.

  This rally has had three drivers, in my opinion: first, valuation got too low in early October; second, the Fed cut rates 50 basis points(A) and provided an incentive to borrow short and lend long, indicating it was willing to subsidize additional risk taking; third, Fed Governor Ben Bernanke's remarkable speech of November 21 effectively removed the threat of deflation from the market's list of worries. Since concern about deflation was an important factor in pushing the market lower in the late summer and early fall, the effective elimination of that risk allowed it to move higher. His speech should be read by all investors, or at least all who are concerned about deflation. To continue higher, the markets will need to believe that fiscal and monetary policy will be effective in moving the economy forward. I think they will.

---------------
(A) 100 basis points = 1%.

  The geopolitical situation remains the chief threat to positive returns, but no one is vouchsafed special access to the outcomes in that realm. If conflict arrives in Iraq, the market expects a quick resolution and lower oil prices next year. I think Korea is exploiting the U.S. focus on Iraq to press its advantage. A satisfactory result in the Middle East could lead to a better tone on the peninsula. Complications in Iraq would likely be amplified in Korea and perhaps elsewhere, and constitute the main impediment to a good year, in my opinion. Venezuela is already a mess, so staying that way would not be a new negative.

  Our portfolio reflects the difference between what we believe and what the market believes about our companies. In general, the market is fearful and we are hopeful. The market is worried about the effect of digital on Kodak's film business; about the liability Tenet may have and about what it might be able to earn; about the effects of the scandals at Tyco and whether Ed Breen and his team can deliver; about Nextel's debt load, its technology transition, and its growth rate; about UnitedHealth Group's margins and pricing flexibility; about Home Depot's employee morale and whether Bob Nardelli can restore growth; about J.P. Morgan's credit quality and Citigroup's ability to rebound from the Wall Street scandals; about whether Qwest and AES can ever dig out from under their debt, and so on.

  The year has gotten off to a positive start, and, so far, we are doing well. I do not expect a return to the exuberance of the '80s and '90s, but I am optimistic that there has been a regime change in the stock market. The excesses of the late 1990s have been wrung out, the losses have been taken, investors are chastened and expectations are modest. The market has demonstrated it can make progress even with all the uncertainties. As the current uncertainties abate, and if the economy improves, investors will be willing to pay higher prices for a more positive outlook and trend, and for the illusion of greater clarity and visibility than is apparent today.

                                                  Bill Miller, CFA

January 20, 2003

Legg Mason Value Trust, Inc.

Portfolio Activity

  Cumulative total returns for the Institutional Class of shares for various periods ended December 31, 2002, are shown below. Total returns for the Financial Intermediary Class are presented on page 9.

                                      SINCE
                                  INCEPTION(B)    5 YEARS   3 YEARS
-------------------------------------------------------------------
Value Trust Institutional
 Class(C)                             +276.41%    +34.57%   -29.62%
S&P 500 Stock Composite Index(D)      +122.32%     -2.90%   -37.61%
Dow Jones Industrial Average(E)       +159.89%    +14.91%   -23.53%
NASDAQ Composite(F)                    +77.99%    -14.95%   -67.18%
Lipper Large-Cap Growth Funds(G)       +66.67%    -14.81%   -53.15%
Lipper Large-Cap Value Funds(H)        +99.04%     -4.40%   -19.77%
Lipper Diversified Equity
 Funds(I)                              +94.26%     -0.98%   -27.83%
Lipper Large-Cap Core Funds(J)         +89.91%     -8.29%   -38.86%

                                             FIRST    SECOND     THIRD    FOURTH
                                            QUARTER   QUARTER   QUARTER   QUARTER
                                  1 YEAR     2002      2002      2002      2002
---------------------------------------------------------------------------------
Value Trust Institutional
 Class(C)                         -18.06%    -3.42%   -13.50%   -13.73%   +13.68%
S&P 500 Stock Composite Index(D)  -22.10%    +0.23%   -13.40%   -17.28%    +8.44%
Dow Jones Industrial Average(E)   -15.01%    +4.26%   -10.71%   -17.45%   +10.60%
NASDAQ Composite(F)               -31.53%    -5.39%   -20.71%   -19.90%   +13.95%
Lipper Large-Cap Growth Funds(G)  -28.63%    -2.88%   -16.37%   -15.78%    +4.82%
Lipper Large-Cap Value Funds(H)   -19.95%    +1.84%   -10.88%   -18.52%    +8.39%
Lipper Diversified Equity
 Funds(I)                         -22.42%    +0.36%   -12.20%   -17.17%    +5.86%
Lipper Large-Cap Core Funds(J)    -23.49%    -0.35%   -13.37%   -16.79%    +6.61%

---------------

Source: Lipper Inc.

(B) The Value Trust Institutional Class inception date is December 1, 1994. Index returns are for periods beginning November 30, 1994.

(C) Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Past performance does not predict future performance.

(D) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(E) A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a monthly basis.

(F) A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.

(G) Average of the 702 funds comprising the Lipper universe of large-cap growth funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

(H) Average of the 702 funds comprising the Lipper universe of large-cap value funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap value funds typically have a below average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

(I) Average of all large-, multi-, mid-, and small-caps and the Specialty Equity Funds (S&P 500 Index, Equity Income, and Specialty Diversified Equity funds) as classified by Lipper.

(J) Average of the 1,000 funds comprising the Lipper universe of large-cap core funds, defined as funds that invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. Large-cap core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

  The volatility of the market continued at an extreme pace in the fourth quarter with the Dow Jones Industrial Average posting its biggest two-month gain in the first two months of the quarter in 15 years, followed by its worst December since 1931. January then began with the best three-day start to any new year since the first full year of the index's creation in 1897! For the entire fourth quarter of 2002, the DJIA advanced 10.6%, the S&P 500 rose 8.4%, and the Fund appreciated 13.7%.

  The Fund's outperformance in the quarter was mainly attributable to the high beta stocks in the portfolio, with Qwest Communications and Nextel being our two best performers, up 119% and 53%, respectively. In contrast, our lower beta stocks, such as General Electric, UnitedHealth Group, Albertson's and Waste Management underperformed the market in the quarter.

  The market's strong rally in the quarter was due in part to its extremely oversold condition on October 9 (the final low for this bear market in our opinion), and of equal importance, to the reasons cited by the Federal Reserve for its 50 basis point rate cut on November 6. In his testimony before the Joint Economic Committee of the U.S. Congress a week after the rate cut, Federal Reserve Chairman Alan Greenspan specifically mentioned the lengthy adjustment of capital spending, the decline in equity values, and the fact that risk spreads on both investment grade and non-investment grade securities had widened, as factors that prompted the Fed to reduce the Fed funds rate.

  By specifically mentioning widened spreads as a reason for lowering the Fed funds rate, Greenspan in effect was saying that the Fed funds rate would remain at historic lows until spreads narrow significantly.

  Spreads have begun to narrow, with the yield on the Merrill Lynch High Yield Index declining to 11.7% at the end of December from its peak just a few months ago of almost 14%. The narrowing of these spreads signaled a greater willingness of investors to hold riskier assets, which in turn was reflected in the stock market's doing well in the quarter while Treasuries sold off.

  During the quarter we initiated positions in Baxter International Inc., Accenture Ltd., Tenet Healthcare and Comcast Corporation, and sold AT&T Corp., Metro-Goldwyn-Mayer, Inc., and General Motors Corporation to fund these purchases.

  Baxter International Inc. has three divisions: medication delivery, including anesthesia products; bioscience products, including blood collection/fractionation equipment and vaccines; and renal, which is a leader in the dialysis market. The stock has been under significant pressure primarily due to supply imbalances with their recombinant Factor VIII product. Initially investors feared that supply disruptions would cause a slowdown in sales of this product, while more recently investors have been concerned about too much supply causing pricing pressure throughout the industry. The stock is trading at multi-year lows, while the company has consistently earned returns on invested capital in the mid-teens. We believe the company's difficulties are short-term in nature, and that the risk-adjusted return potential is quite appealing.

  Accenture Ltd. is a leading global provider of management and technology consulting services and solutions. Many of the company's customers are spending cautiously on consulting and systems-integration projects, which has restrained Accenture's top line growth. The company has responded by cutting costs, so bottom line profitability should be little affected. We purchased stock of this well-managed company at less than 1x current revenues. However, the stock quickly appreciated over 35% before we could acquire a meaningful position.

  We purchased Tenet Healthcare after the stock collapsed from the $40 range to the mid-teens due to a number of investor concerns, including the percentage of the company's revenues and profits from Medicare outlier payments, a Federal investigation of two physicians that practice at one of the company's medical centers, and the subsequent resignation of its COO and CFO. We initially purchased the stock at around the $15 level, or about 10x what we believe is the "worst case" earnings power of the company. Importantly, the company has a strong balance sheet, excellent liquidity, and generates strong free cash flow. In an open letter to shareholders sent after the stock collapsed, Chairman and CEO Jeffrey Barbakow addressed the issues the company is facing and announced that the company had used the sell-off in the stock to repurchase about 10 million shares of stock. We have done quite well over the years by buying stock alongside managements, and we believe the stock is worth at a minimum in the mid-$20s.

  The merger of AT&T's and Comcast's cable units occurred during the quarter, resulting in AT&T shareholders owning proportional interests in AT&T Communications and Comcast Corporation. We had purchased AT&T in July of this year based on our belief that the value of the two components was not adequately reflected in AT&T's stock price. We believed that the value of AT&T Communications was being overly discounted by the slowdown in telecom spending, and that the value of AT&T's cable business did not reflect any potential improvement in its earnings before interest, taxes, depreciation and amortization ("EBITDA") margin.

  Under Comcast's leadership, we believe AT&T cable's EBITDA margin can substantially improve from its current 25% range to a level closer to Comcast's current 42% rate. Additionally, we believe that high speed data penetration will continue to accelerate and we are increasingly optimistic that video-on-demand services have finally achieved technological and economic viability. As a result, we expect Comcast to generate significantly higher EBITDA looking out over the next several years, and we believe the stock is worth significantly more than its current mid-$20 price.

  As always we appreciate your support and welcome your comments.

                                                  Nancy Dennin, CFA

January 21, 2003

DJIA 8442.90

Performance Information
Legg Mason Value Trust, Inc.

Total Returns for One Year, Five Years and Life of Class, as of December 31,
2002

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in this Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a fund's return, so that they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders. Total returns as of December 31, 2002, for the Value Line Geometric Average(A) ("Value Line Index") and S&P 500 Stock Composite Index(B) are shown in the table below.

  The Fund offers three classes of shares: Primary Class, Institutional Class and Financial Intermediary Class. Information about the Primary Class is contained in a separate report to its shareholders.

  Total returns as of December 31, 2002, were as follows:

                                                          S&P 500
                                                           Stock
                                  Value     Value Line   Composite
                                  Trust       Index        Index
------------------------------------------------------------------
Average Annual Total Return
  Institutional Class:
    One Year                      -18.06%    -28.57%      -22.10%
    Five Years                     +6.12%    -10.29%       -0.59%
    Life of Class(C)              +17.82%     -0.48%      +10.39%
  Financial Intermediary Class:
    One Year                      -18.31%    -28.57%      -22.10%
    Life of Class(D)              -12.09%    -17.43%      -13.30%

Cumulative Total Return
  Institutional Class:
    One Year                      -18.06%    -28.57%      -22.10%
    Five Years                    +34.57%    -41.90%       -2.90%
    Life of Class(C)             +276.41%     -3.84%     +122.32%
  Financial Intermediary Class:
    One Year                      -18.31%    -28.57%      -22.10%
    Life of Class(D)              -20.45%    -28.51%      -22.13%
------------------------------------------------------------------

(A) Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies.

(B) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market.

(C) Value Trust Institutional Class inception date is December 1, 1994. Index returns are for periods beginning November 30, 1994.

(D) Value Trust Financial Intermediary Class inception date is March 23, 2001. Index returns are for periods beginning March 31, 2001.

Performance Comparison of a $1,000,000 Investment as of December 31, 2002

  The following graphs compare the Fund's total returns to the Value Line and S&P 500 Stock Composite indices. The graphs illustrate the cumulative total return of an initial $1,000,000 investment for the periods indicated in either Institutional or Financial Intermediary shares. The line for the Fund represents the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The line representing each securities market index does not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund's results and the indices' results assume reinvestment of all dividends and distributions.

  -------------------------------------------------
                    Cumulative      Average Annual
                   Total Return      Total Return
  -------------------------------------------------
  One Year            -18.06%           -18.06%
  Five Years          +34.57%            +6.12%
  Life of Class*     +276.41%           +17.82%
  -------------------------------------------------
  (*) Inception date: December 1, 1994
  -------------------------------------------------

[TOTAL RETURN CHART]

                                              VALUE TRUST - INSTITUTIONAL    S&P 500 STOCK COMPOSITE
                                                         CLASS                      INDEX(F)                VALUE LINE INDEX(E)
                                              ---------------------------    -----------------------        -------------------
12/1/94                                              $1,000,000.00                $1,000,000.00                $1,000,000.00
12/31/94                                              1,015,990.00                 1,014,800.00                 1,010,900.00
3/31/95                                               1,081,060.00                 1,113,600.00                 1,063,700.00
6/30/95                                               1,240,520.00                 1,220,000.00                 1,133,200.00
9/30/95                                               1,378,000.00                 1,316,900.00                 1,205,700.00
12/31/95                                              1,444,510.00                 1,396,200.00                 1,205,900.00
3/31/96                                               1,551,660.00                 1,471,100.00                 1,256,600.00
6/30/96                                               1,612,660.00                 1,537,100.00                 1,290,500.00
9/30/96                                               1,758,760.00                 1,584,700.00                 1,297,900.00
12/31/96                                              2,019,740.00                 1,716,800.00                 1,367,200.00
3/31/97                                               2,094,220.00                 1,762,800.00                 1,350,700.00
6/30/97                                               2,478,130.00                 2,070,700.00                 1,529,500.00
9/30/97                                               2,894,370.00                 2,225,600.00                 1,702,200.00
12/31/97                                              2,797,180.00                 2,289,500.00                 1,655,100.00
3/31/98                                               3,285,900.00                 2,608,900.00                 1,821,100.00
6/30/98                                               3,466,750.00                 2,695,100.00                 1,736,400.00
9/30/98                                               3,069,260.00                 2,427,000.00                 1,396,000.00
12/31/98                                              4,178,860.00                 2,943,800.00                 1,592,400.00
3/31/99                                               4,972,580.00                 3,090,600.00                 1,490,800.00
6/30/99                                               4,955,100.00                 3,308,300.00                 1,696,600.00
9/30/99                                               4,486,280.00                 3,101,700.00                 1,521,400.00
12/31/99                                              5,348,550.00                 3,563,300.00                 1,570,200.00
3/31/00                                               5,360,310.00                 3,645,000.00                 1,561,500.00
6/30/00                                               5,195,540.00                 3,548,100.00                 1,485,700.00
9/30/00                                               5,300,980.00                 3,513,800.00                 1,529,400.00
12/31/00                                              5,014,700.00                 3,238,800.00                 1,433,300.00
3/31/01                                               5,872,980.00                 2,854,900.00                 1,345,100.00
6/30/01                                               5,242,830.00                 3,021,900.00                 1,456,600.00
9/30/01                                               4,204,200.00                 2,578,400.00                 1,133,200.00
12/31/01                                              4,593,900.00                 2,853,900.00                 1,346,200.00
3/31/02                                               4,436,810.00                 2,861,700.00                 1,377,700.00
6/30/02                                               3,837,900.00                 2,478,400.00                 1,181,600.00
9/30/02                                               3,311,100.00                 2,050,200.00                   891,200.00
12/31/02                                              3,764,100.00                 2,223,200.00                   961,600.00

  THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER
       WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

             PAST PERFORMANCE DOES NOT INDICATE FUTURE PERFORMANCE.
---------------

(E) Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies. Index returns are for periods beginning November 30, 1994.

(F) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market. Index returns are for periods beginning November 30, 1994.

  -------------------------------------------------
                    Cumulative      Average Annual
                   Total Return      Total Return
  -------------------------------------------------
  One Year            -18.31%           -18.31%
  Life of Class*      -20.45%           -12.09%
  -------------------------------------------------
  (*) Inception date: March 23, 2001
  -------------------------------------------------

[PERFORMANCE CHART]

                                                 VALUE TRUST - FINANCIAL      STANDARD & POOR'S 500
                                                   INTERMEDIARY CLASS       STOCK COMPOSITE INDEX(G)       VALUE LINE INDEX(H)
                                                 -----------------------    ------------------------       -------------------
3/23/01                                             $ 1,000,000.00               $ 1,000,000.00               $ 1,000,000.00
                                                      1,035,060.00                 1,000,000.00                 1,000,000.00
6/30/01                                               1,113,090.00                 1,058,500.00                 1,082,900.00
                                                        892,251.00                   903,200.00                   842,500.00
                                                        973,750.00                   999,700.00                 1,000,800.00
                                                        939,823.00                 1,002,400.00                 1,024,200.00
6/30/02                                                 812,200.00                   868,100.00                   878,500.00
                                                        700,100.00                   718,100.00                   662,600.00
12/31/02                                                795,500.00                   778,700.00                   714,900.00

  THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER
       WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

             PAST PERFORMANCE DOES NOT INDICATE FUTURE PERFORMANCE.

---------------

(G) Composed of approximately 1,700 stocks, this index is a geometric average of the daily price percentage change in each stock, covering both large- and small-capitalization companies. Index returns are for periods beginning March 31, 2001.

(H) An unmanaged index of widely held common stocks, generally considered representative of the U.S. stock market. Index returns are for periods beginning March 31, 2001.

SELECTED PORTFOLIO PERFORMANCE(I)

Stronger performers for the 4th quarter 2002(J)
-----------------------------------------------
 1.   Qwest Communications
       International Inc.              +119.3%
 2.   Nextel Communications, Inc.       +53.0%
 3.   International Business
       Machines Corporation             +33.2%
 4.   Eastman Kodak Company             +32.1%
 5.   J.P. Morgan Chase & Co.           +28.7%
 6.   eBay Inc.                         +28.4%
 7.   Health Net Inc.                   +23.1%
 8.   Tyco International Ltd.           +21.2%
 9.   The AES Corporation               +20.3%
10.   Citigroup Inc.                    +19.3%

 Weaker performers for the 4th quarter 2002(J)
-----------------------------------------------
 1.   Capital One Financial
       Corporation                      -14.8%
 2.   The Home Depot, Inc.               -8.0%
 3.   Albertson's, Inc.                  -7.1%
 4.   McKesson HBOC, Inc.                -4.4%
 5.   UnitedHealth Group
       Incorporated                      -4.3%
 6.   Lloyds TSB Group plc               -2.6%
 7.   Bank One Corporation               -1.7%
 8.   Waste Management Inc               -1.7%
 9.   General Electric Company           -0.5%
10.   MGIC Investment Corporation        +1.2%

PORTFOLIO CHANGES

 Securities added during the 4th quarter 2002
----------------------------------------------
Accenture Ltd.
Baxter International Inc.
Comcast Corporation - Class A
Tenet Healthcare Corporation

 Securities sold during the 4th quarter 2002
----------------------------------------------
AT&T Corp.
General Motors Corporation
Metro-Goldwyn-Mayer, Inc.

---------------

(I) Individual security performance is measured by the change in the security's price; for stocks, dividends are assumed to be reinvested at the time they were paid.
(J) Securities held for the entire quarter.

Portfolio of Investments

December 31, 2002 (Unaudited)
(Amounts in Thousands)

Legg Mason Value Trust, Inc.

                                                            Shares/Par           Value
-----------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 99.4%

Consumer Discretionary -- 24.1%
 Internet and Catalog Retail -- 9.4%
 Amazon.com, Inc.                                             25,076           $  473,686(A,B)
 eBay Inc.                                                       700               47,474(A)
 USA Interactive                                              14,000              320,880(A)
                                                                               ----------
                                                                                  842,040
                                                                               ----------
 Leisure Equipment and Products -- 5.2%
 Eastman Kodak Company                                        13,200              462,528
                                                                               ----------
 Media -- 7.6%
 AOL Time Warner Inc.                                         18,300              239,730(A)
 Comcast Corporation - Class A                                 7,600              179,132(A)
 WPP Group plc                                                34,000              259,660
                                                                               ----------
                                                                                  678,522
                                                                               ----------
 Specialty Retail -- 1.9%
 The Home Depot, Inc.                                          7,000              167,720
                                                                               ----------
Consumer Staples -- 6.8%
 Food and Drug Retailing -- 6.8%
 Albertson's, Inc.                                            16,000              356,160
 The Kroger Co.                                               16,500              254,925(A)
                                                                               ----------
                                                                                  611,085
                                                                               ----------
Financials -- 26.1%
 Banks -- 11.8%
 Bank One Corporation                                         10,000              365,500
 Lloyds TSB Group plc                                         32,686              234,634
 Washington Mutual, Inc.                                      13,000              448,890
                                                                               ----------
                                                                                1,049,024
                                                                               ----------
 Diversified Financials -- 10.6%
 Capital One Financial Corporation                             4,500              133,740
 Citigroup Inc.                                                8,000              281,520
 Fannie Mae                                                    4,000              257,320
 J.P. Morgan Chase & Co.                                      11,500              276,000
                                                                               ----------
                                                                                  948,580
                                                                               ----------
 Insurance -- 3.7%
 MGIC Investment Corporation                                   8,000              330,400(B)
                                                                               ----------

                                                            Shares/Par           Value
-----------------------------------------------------------------------------------------
Health Care -- 15.1%
 Health Care (Medical Products and Supplies) -- 1.5%
 Baxter International Inc.                                     4,800           $  134,400
                                                                               ----------
 Health Care Providers and Services -- 13.6%
 Health Net Inc.                                               7,925              209,220(A,B)
 McKesson HBOC, Inc.                                          10,000              270,300
 Tenet Healthcare Corporation                                  9,800              160,720(A)
 UnitedHealth Group Incorporated                               6,800              567,800
                                                                               ----------
                                                                                1,208,040
                                                                               ----------
Industrials -- 11.5%
 Commercial Services and Supplies -- 4.4%
 Waste Management Inc.                                        16,850              386,202
                                                                               ----------
 Industrial Conglomerates -- 7.1%
 General Electric Company                                      2,000               48,700
 Tyco International Ltd.                                      34,340              586,527
                                                                               ----------
                                                                                  635,227
                                                                               ----------
Information Technology -- 2.8%
 Computers and Peripherals -- 2.6%
 Gateway, Inc.                                                 1,296                4,070(A)
 International Business Machines Corporation                   2,900              224,750
                                                                               ----------
                                                                                  228,820
                                                                               ----------
 IT Consulting and Services -- 0.2%
 Accenture Ltd.                                                  975               17,540(A)
                                                                               ----------
Telecommunication Services -- 11.0%
 Diversified Telecommunication Services -- 5.2%
 General Motors Corporation - Hughes Electronics               9,500              101,650(A)
 Qwest Communications International Inc.                      71,976              359,880(A)
                                                                               ----------
                                                                                  461,530
                                                                               ----------
 Wireless Telecommunication Services -- 5.8%
 Nextel Communications, Inc.                                  45,284              523,024(A)
                                                                               ----------

                                                            Shares/Par           Value
-----------------------------------------------------------------------------------------
Utilities -- 2.0%
 Electric Utilities -- 2.0%
 Duke Energy Corporation                                       1,400           $   27,356
 The AES Corporation                                          50,980              153,960(A,B)
                                                                               ----------
                                                                                  181,316
                                                                               ----------
Total Common Stock and Equity Interests (Identified
 Cost -- $8,264,653)                                                            8,865,998
-----------------------------------------------------------------------------------------
Repurchase Agreements -- 0.4%

Goldman, Sachs & Company
 1.2%, dated 12/31/02, to be repurchased at $16,865 on
 1/2/03 (Collateral: $16,495 Freddie Mac mortgage-backed
 securities, 6.5%, due 8/1/32, value $17,291)                $16,864               16,864

J.P. Morgan Chase & Co.
 1.2.%, dated 12/31/02, to be repurchased at $16,865 on
 1/2/03 (Collateral: $13,478 Fannie Mae notes, 7.25%, due
 5/15/30, value $17,225)                                      16,864               16,864
                                                                               ----------
Total Repurchase Agreements (Identified Cost -- $33,728)                           33,728
-----------------------------------------------------------------------------------------
Total Investments -- 99.8% (Identified Cost -- $8,298,381)                      8,899,726
Other Assets Less Liabilities -- 0.2%                                              13,779
                                                                               ----------

NET ASSETS -- 100.0%                                                           $8,913,505
                                                                               ==========

NET ASSET VALUE PER SHARE:
 PRIMARY CLASS                                                                     $40.59
                                                                               ==========
 FINANCIAL INTERMEDIARY CLASS                                                      $43.14
                                                                               ==========
 INSTITUTIONAL CLASS                                                               $43.37
                                                                               ==========
-----------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Affiliated Company -- As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2002, the total market value of Affiliated Companies was $1,167,266 and the identified cost was $1,437,076.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

EQUITY FUNDS:                               SPECIALTY FUNDS:
Value Trust                                 Balanced Trust
Special Investment Trust                    Financial Services Fund
American Leading Companies Trust            Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

GLOBAL FUNDS:                               TAXABLE BOND FUNDS:
Global Income Trust                         U.S. Government Intermediate-Term Portfolio
Europe Fund                                 Investment Grade Income Portfolio
International Equity Trust                  High Yield Portfolio
Emerging Markets Trust

TAX-FREE BOND FUNDS:                        MONEY MARKET FUNDS:
Tax-Free Intermediate-Term Income Trust     U.S. Government Money Market Portfolio
Maryland Tax-Free Income Trust              Cash Reserve Trust
Pennsylvania Tax-Free Income Trust          Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please call 1-888-425-6432 or visit www.leggmasoninstitutionalfunds.com. Read the prospectus carefully before investing or sending money.




                                                         [LEGG MASON FUNDS LOGO]

                          Investment Adviser
                            Legg Mason Funds Management, Inc.
                            Baltimore, MD

                          Board of Directors
                            John F. Curley, Jr., Chairman
                            Mark R. Fetting, President
                            Richard G. Gilmore
                            Arnold L. Lehman
                            Robin J. W. Masters
                            Dr. Jill E. McGovern
                            Arthur S. Mehlman
                            G. Peter O'Brien
                            S. Ford Rowan

                          Transfer and Shareholder Servicing Agent
                            Boston Financial Data Services
                            Braintree, MA

                          Custodian
                            State Street Bank & Trust Company
                            Boston, MA

                          Counsel
                            Kirkpatrick & Lockhart LLP
                            Washington, DC

                          Independent Accountants
                            PricewaterhouseCoopers LLP
                            Baltimore, MD

   This report is not to be distributed unless preceded or accompanied by a prospectus.

                      LEGG MASON WOOD WALKER, INCORPORATED
                        MEMBER NYSE, INC. - MEMBER SIPC
                    ---------------------------------------
                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                 410-539-0000

2/03